Exhibit 99.1

Ixia Announces Preliminary Second Quarter Revenue

CALABASAS, CA, July 8, 2013 — Ixia (Nasdaq: XXIA) today announced certain preliminary financial results for the second quarter ended June 30, 2013.

Total revenue for the second quarter of 2013 is expected to be in the range of $114 million to $116 million, below the company’s previous guidance of $119 million to $122 million. Revenue from Ixia’s 2012 acquisitions, Anue Systems, Inc. (“Anue”) and BreakingPoint Systems, Inc. (“BreakingPoint”), is expected to be at the high end of the previously given range of $28 million to $32 million.

“We are disappointed with our topline performance this quarter, which was impacted by several factors, including lower than expected revenue from network equipment manufacturers and certain service providers as customers extended review cycles and certain large deals that were pushed into future quarters,” said Vic Alston, president and CEO of Ixia.

“We did, however, see several positive trends in the quarter. Sales to our two largest customers, AT&T and Cisco, were strong and in line with expectations, and our overall book-to-bill ratio was in excess of one. Additionally, the performance of our 2012 acquisitions, Anue and BreakingPoint, was very encouraging and revenue is expected to register at the high end of our expectations for the second quarter. These indicators give us confidence that our competitive position remains strong although we remain cautious about the near-term spending environment,” continued Alston.

On July 30, 2013 after the market closes, Ixia will release full financial results for the second quarter and six months ended June 30, 2013, and will also host a conference call on that day for analysts and investors to discuss these results and its business outlook for the third quarter of 2013. Open to the public, investors may access the call by dialing (678) 825-8347. A live webcast of the conference call, along with supplemental financial information, will be accessible from the “Investors” section of Ixia’s web site (www.ixiacom.com). Following the live webcast, an archived version will be available in the “Investors” section on the Ixia web site for 90 days.

About Ixia

Ixia develops amazing products so its customers can connect the world. Ixia helps its customers provide an always-on user experience through fast, secure delivery of dynamic, connected technologies and services. Through actionable insights that accelerate and secure application and service delivery, Ixia’s customers benefit from faster time to market, optimized application performance and higher-quality deployments. Learn more at http://www.ixiacom.com.

Safe Harbor Under the Private Securities Litigation Reform Act of 1995:

Certain statements made in this press release are forward-looking statements, including, without limitation, statements regarding growth, financial performance, including expectations regarding revenue in the second quarter of 2013, and future business. In some cases, such forward-looking statements can be identified by terms such as may, will, should, expect, plan, believe, estimate, predict or the like. Such statements reflect our current intent, belief and expectations and are subject to risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in the forward-looking statements. Factors that may cause future results to differ materially from our current expectations include the completion of our second quarter financial close processes, the risk that the anticipated benefits and synergies of our recent acquisitions of Anue and BreakingPoint will not be realized, changes in the global economy, competition, consistency of orders from significant customers, including network equipment manufacturers and service providers, our success in developing and producing new products, market acceptance of our products, war, terrorism, political unrest, natural disasters and other circumstances that could, among other consequences, reduce the demand for our products, disrupt our supply chain and/or impact the delivery of our products. Such factors also include those identified in our Annual Report on Form 10-K for the year ended December 31, 2012, and in our other filings with the U.S. Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Financial Contact:

The Blueshirt Group

Maria Riley, Investor Relations

Tel: 415-217-7722

or

Ixia

Tom Miller, Chief Financial Officer

Tel: 818-444-2325

tmiller@ixiacom.com